UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 30, 2021

MGM Resorts International
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-10362	88-0215232
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3600 Las Vegas Boulevard South, Las Vegas, Nevada  89109
(Address of principal executive offices – Zip Code)

Registrant’s Telephone Number, Including Area Code: (702) 693-7120
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par Value $0.01)	MGM	New York Stock Exchange	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CRF § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CRF § 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01. REGULATION FD DISCLOSURE.

As previously disclosed, on September 28, 2021, MGM Resorts International (the “Company”) consummated the transactions contemplated by that certain Master Transaction Agreement (the “MTA”), dated as of June 30, 2021, with CityCenter Land, LLC (“MTA Seller”), a Nevada limited liability company and wholly owned subsidiary of CityCenter Holdings, LLC (“Holdings”) and Ace Purchaser LLC, a Delaware limited liability company and Blackstone Real Estate Partners IX (“MTA Purchaser”), which provides for, among other things, (i) the transfer by certain subsidiaries of the Company of the real estate assets related to the Aria Las Vegas (the “Aria Property”) to a wholly-owned subsidiary of MTA Seller (“Aria PropCo”) and (ii) the transfer by certain subsidiaries of the Company of the real estate assets related to the Vdara Las Vegas (the “Vdara Property” and, together with the Aria Property, collectively, the “Property”) to a wholly-owned subsidiary of MTA Seller (“Vdara PropCo” and, together with Aria PropCo, collectively, “PropCo” or the “Landlord”). In connection with the Landlord’s financing of the transactions contemplated by the MTA, Landlord’s lenders disclosed certain information with respect to Holdings in a Structural and Collateral Term Sheet as set forth in the excerpts included in Exhibit 99.1.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K (including the Exhibits) is being furnished and shall not be deemed “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference into any filings under the Exchange Act or under the Securities Act, except to the extent specifically provided in any such filing. The furnishing of information pursuant to this Item 7.01 will not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely by Regulation FD.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(a)Not applicable.
(b)Not applicable.
(c)Not applicable.
(d)Exhibits:

Exhibit Number	Description

99.1	Excerpted information from Landlord Structural and Collateral Term Sheet.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MGM Resorts International

Date: September 30, 2021	By:	/s/ JESSICA CUNNINGHAM
Jessica Cunningham
Title: Senior Vice President, Legal Counsel and Assistant Secretary